SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 8, 2002

CIPHERGEN BIOSYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

6611 Dumbarton Circle

Fremont, CA 94555

(Address of principal executive offices)

(510) 505-2100

(Registrant’s telephone number, including area code)

ITEM 5.  OTHER EVENTS

On March 8, 2002, Ciphergen Biosystems, Inc. issued a press release announcing that the Board of Directors of Ciphergen approved the adoption of a Stockholder Rights Plan.  The press release is attached as Exhibit 99.3 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

Exhibit 99.3            Ciphergen Biosystems, Inc. Press Release issued March 8, 2002.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciphergen Biosystems, Inc. (Registrant)

Date: March 8, 2002
	By	/s/ Matthew J. Hogan
Matthew J. Hogan
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.3	Ciphergen Biosystems, Inc. Press Release issued March 8, 2002.